Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account I

Retirement master

Supplement dated August 4, 2016 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2016

The following information updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and Contract Prospectus Summary for future reference.

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Lazard U.S. Mid Cap Equity Portfolio

Effective immediately, the Lazard U.S. Mid Cap Equity Portfolio is no longer available to be selected by plan sponsors.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Life Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.130822-16	August 2016